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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)      August 30, 2001
                                                --------------------------------



                        TeraForce Technology Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                   0-11630                  76-0471342
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)



  1240 East Campbell Road, Richardson, Texas                   75081
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   (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code        (469) 330-4960
                                                   -----------------------------


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 30, 2001, TeraForce Technology Corporation (the "Company") and Singapore Technologies Electronics Limited ("ST Elect") completed a transaction whereby a newly formed joint venture entity acquired certain assets of the Company's wholly-owned subsidiary, Intelect Network Technologies Company ("INT"). The joint venture entity, Intelect Technologies Inc. ("Intelect Technologies"), is a Delaware corporation. Intelect Technologies is initially owned 67% by ST Elect and 33% by the Company, with each company having proportionate board of director representation.

         Intelect Technologies has purchased from INT certain fixed assets, intangible assets, inventory and intellectual property related to the OmniLynx product line. Intelect Technologies has also hired certain former employees of INT and has assumed occupancy and financial responsibility for a facility previously utilized by INT. At closing, INT received a cash payment of $1,000,000 and will receive additional periodic payments based on utilization of the inventory acquired from INT and on the financial position of Intelect Technologies. INT could receive a maximum of approximately $6,500,000 under this formula. The purchase price for the assets was based upon arms-length negotiation between the Company and ST Elect. Intelect Technologies has also acquired the Company's rights to the name "Intelect."

         The Agreement to Form Joint Venture was signed on August 17, 2001, by the Company, ST Elect and INT. This agreement contains a noncompetition clause stating that the Company will not associate with or lend assistance to any entity that competes with the OmniLynx product line.

         Pursuant to a Transition Services Agreement, Intelect Technologies will provide, at its cost, product support and warranty services to INT on behalf of existing customers of INT. Also pursuant to this agreement the Company will provide, at its cost, Intelect Technologies with certain engineering services, and transitional accounting and related services.

         Ownership of shares in Intelect Technologies is subject to a Stockholder Agreement. The Stockholder Agreement covers certain corporate governance issues, stockholder voting rights, preferential rights to purchase another stockholder's shares, maintenance rights on future share issuances, a "drag-along" provision that may be enforced by ST Elect if it decides to sell all of its shares of Intelect Technologies, and certain other matters.

         The Company, INT and Intelect Technologies also signed a Sharing Agreement that describes how proceeds, inventory and assets will be allocated between the companies. The Company has agreed to indemnify Intelect Technologies for a limited time from certain intellectual property claims. The combined liability of the Company and INT under this provision is limited to $750,000.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:     N/A

     (b) Pro Forma Financial Information

         Pro forma financial information reflecting the effect of the transaction described in Item 2. above will be filed within 60 days of the required filing date for this report on Form 8-K.

     (c) Exhibits:

Exhibit  Description of Exhibit
-------  ------------------------------------
10.1     Agreement to Form Joint Venture
10.2     Sharing Agreement
10.3     Stockholders Agreement
10.4     Transition Services Agreement



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TeraForce Technology Corporation
                                    ----------------------------------
                                               (Registrant)


Date:   September 7 , 2001              By:  /s/ Herman M. Frietsch
     ------------------------              -------------------------------------
                                                         (Signature)
                                                     Herman M. Frietsch
                                               Chairman of the Board and CEO




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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
10.1     Agreement to Form Joint Venture
10.2     Sharing Agreement
10.3     Stockholders Agreement
10.4     Transition Services Agreement